UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2008

MUELLER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
Delaware	1-6770	25-0790410
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

8285 Tournament Drive Suite 150 Memphis, Tennessee	38125
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: (901) 753-3200

Registrant's Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 22, 2008 the Registrant issued a press release announcing earnings for the quarter ended June 28, 2008. A copy of the press release announcing the second quarter 2008 earnings is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated July 22, 2008 reporting second quarter 2008 earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

Date: July 22, 2008	By:	/s/ Kent A. McKee
Name: Kent A. McKee
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 22, 2008.